--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                       SEMI-ANNUAL REPORT TO SHAREHOLDERS
                          REPORT OF INVESTMENT ADVISER
--------------------------------------------------------------------------------
                                                                    May 31, 1999




Dear Shareholder:

     Since the Trust's last report, interest rates rose sharply as U.S. economic growth remained strong, labor markets tightened and international markets began to recover. In light of these factors, on May 18 members of the Federal Reserve's Federal Open Market Committee announced that they had adopted a bias towards higher interest rates, citing a concern that inflation might start to accelerate.

     BlackRock has adopted a cautious view of the bond market, as we believe that there is a real possibility that the Federal Reserve will raise interest rates in the near future. Additionally, because the Treasury yield curve has already priced in Federal Reserve action, we believe that interest rates will trade in a relatively narrow range until the economy shows signs of slowing.

     This report contains comments from your Trust's managers regarding the markets and portfolio in addition to the Trust's financial statements and a detailed portfolio listing. We thank you for your continued investment in the Trust.


Sincerely,



/s/ Laurence D. Fink          /s/ Ralph L. Schlosstein
--------------------          ------------------------
Laurence D. Fink              Ralph L. Schlosstein
Chairman                      President

                                                                   May 31, 1999


Dear Shareholder:

     We are pleased to present the semi-annual report for The BlackRock New York Investment Quality Municipal Trust Inc. (the "Trust") for the six months ended April 30, 1999. We would like to take this opportunity to review the Trust's stock price and net asset value (NAV) performance, summarize market developments and discuss recent portfolio management activity.

     The Trust is a non-diversified, actively managed closed-end bond fund whose shares are traded on the American Stock Exchange under the symbol "RNY". The Trust's investment objective is to provide high current income that is exempt from regular federal and New York state income taxes consistent with the preservation of capital. The Trust seeks to achieve this objective by investing in investment grade (rated "AAA" to "BBB" by a major rating agency or of equivalent quality) municipal debt securities issued by local municipalities throughout New York.

     The table below summarizes the changes in the Trust's stock price and NAV over the period:



                   -------------------------------------------------------------
                        4/30/99     10/31/98      CHANGE        HIGH        LOW
--------------------------------------------------------------------------------
 STOCK PRICE         $15.625      $15.125       3.31%        $16.00     $15.00
--------------------------------------------------------------------------------
 NET ASSET VALUE
   (NAV)             $15.46       $15.58       (0.77%)       $15.75     $15.43
--------------------------------------------------------------------------------

THE FIXED INCOME MARKETS

     The past six months have witnessed continued rapid expansion of the U.S. economy. GDP growth for the first quarter of 1999 is estimated at an annual rate above 4%, far exceeding the historical non-inflationary level of 2%. While BlackRock believes that growth may slow down in the second half of 1999, we anticipate GDP to remain above 3% for the year. Despite the strong economic growth, inflation has stayed surprisingly subdued. A significant factor in maintaining low inflation in the U.S. economy stems from the increase in industrial productivity. Higher productivity has allowed manufacturers to avoid price increases despite tight labor markets.

     The Treasury market briefly rallied early in the fourth quarter of 1998 before dramatically reversing in 1999. For the semi-annual period, the yield of the 10-year Treasury security rose from 4.61% on October 31, 1998 to 5.35% on April 30, 1999. The weak performance of the Treasury market can be attributed to investors leaving the safe haven of Treasuries to purchase credit sensitive or higher yielding securities in reaction to inflationary concerns voiced by the Federal Reserve.

     Municipal bonds outperformed the taxable domestic bond market during the past six months, returning 1.55% (as measured by the Lehman Municipal Index) versus the LEHMAN AGGREGATE INDEX'S 0.68% on a pre-tax basis. The main forces behind municipal bond outperformance were the strongest mutual fund inflows in five years and the reduction of municipal bond supply (due to higher interest) after the second highest year of issuance ($284 billion issued in 1998.) We believe that municipals currently offer attractive value versus Treasuries and our outlook for municipal securities is favorable. Despite recent outperformance we still feel that the attractive taxable equivalent yields offered by municipal securities are compelling.

     New York State's economic rebound continues, with private sector employment reaching an all time high, surpassing the record level attained in June 1989. The State reported a General Fund operating surplus of $1.56 billion for fiscal 1998, which combined with previous Local Government Assistance Corporation
(LGAC) bond issuance, eliminated the accumulated deficit and provided an accumulated surplus of $567 million. Current estimates for the FY1999 operating surplus range from $1-2 billion. Some concerns remain on the horizon. A growing debt burden, tax reductions that require offsetting expenditure cuts, the dependence on the financial services sector, and a failure to build up reserves during the economic expansion are factors that could impact the State's finances if the economy turns downward. Another late budget and its highly politicized process limit the upside potential for the state's credit ratings.

     New York City's economy is projected to continue to expand, but at a slower pace in 1999. In 1998, private sector employment grew by 2.6%. As of February 1999, the city recovered all of the employment lost in the 1989-1992 recession. Personal income tax collections were up 13.7% for the first eight months of the fiscal year. The State's comptroller is projecting a $1.6 billion budget surplus for FY1999, following the unprecedented $2.1 billion surplus in FY1998. Like the State, the City has made substantial strides, although out-year budget gaps continue to be projected.


THE TRUST'S PORTFOLIO AND INVESTMENT STRATEGY

     The Trust's portfolio is actively managed to diversify exposure to various sectors, issuers, revenue sources and security types. BlackRock's investment strategy emphasizes a relative value approach, which allows the Trust to capitalize upon changing market conditions by rotating municipal sectors, credits and coupons.

     Additionally, the Trust employs leverage to enhance its income by borrowing at short-term municipal rates and investing the proceeds in longer maturity issues that have higher yields. The degree to which the Trust can benefit from its use of leverage may affect its ability to pay high monthly income. At the end of the semi-annual period, the Trust's leverage amount was 33% of total assets. During the past six months, the Trust's borrowing costs have remained favorable.

     As municipal credit spreads remained tight during the reporting period, we continued to emphasize higher rated securities over the lower rated investment grade sector. We believe that credit spreads will return to more historical levels in the near future and as such the Trust should be rewarded for its higher credit quality bias. The Trust has continued its bias towards premium coupon securities over discount priced securities, as premium coupons offer better price performance during periods of rising interest rates and similar performance to discounts when interest rates fall.

     The following charts compare the Trust's current and October 31, 1998 asset composition and credit quality allocations:


                               SECTOR BREAKDOWN

--------------------------------------------------------------------------------
   SECTOR                APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
  Industrial                   19%               19%
--------------------------------------------------------------------------------
  City, State & County         17%               17%
--------------------------------------------------------------------------------
  Lease Revenue                15%               15%
--------------------------------------------------------------------------------
  University                    9%                9%
--------------------------------------------------------------------------------
  Housing                       7%                7%
--------------------------------------------------------------------------------
  Transportation                7%                7%
--------------------------------------------------------------------------------
  School                        4%                4%
--------------------------------------------------------------------------------
  Special Tax                   4%                4%
--------------------------------------------------------------------------------
  Power                         4%                4%
--------------------------------------------------------------------------------
  Resource Recovery             4%                4%
--------------------------------------------------------------------------------
  Water & Sewer                 4%                4%
--------------------------------------------------------------------------------
  Hospital                      3%                3%
--------------------------------------------------------------------------------
  Sales Tax Revenue             3%                3%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
  CREDIT RATING*         APRIL 30, 1999   OCTOBER 31, 1998
--------------------------------------------------------------------------------
      AAA/Aaa                  38%               38%
--------------------------------------------------------------------------------
        A/A                    55%               51%
--------------------------------------------------------------------------------
      BBB/Baa                   7%               11%
--------------------------------------------------------------------------------

----------
* Using the higher of Standard & Poor's, Moody's or Fitch's rating.

     We look forward to continuing to manage the Trust to benefit from the opportunities available to investors in the investment grade municipal market. We thank you for your investment and continued interest in The BlackRock New York Investment Quality Municipal Trust Inc. Please feel free to call our marketing center at (800) 227-7BFM (7236) if you have any specific questions which were not addressed in this report.


Sincerely yours,


/s/ Robert Kapito                       /s/ Kevin Klingert
------------------                     --------------------
Robert Kapito                          Kevin Klingert
Vice Chairman and Portfolio Manager    Managing Director and Portfolio Manager
BlackRock Financial Management, Inc.   BlackRock Financial Management, Inc.

--------------------------------------------------------------------------------
          THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
  Symbol on American Stock Exchange:                               RNY
--------------------------------------------------------------------------------
  Initial Offering Date:                                     May 28, 1993
--------------------------------------------------------------------------------
  Closing Stock Price as of 4/30/99:                          $15.625
--------------------------------------------------------------------------------
  Net Asset Value as of 4/30/99:                              $15.46
--------------------------------------------------------------------------------
  Yield on Closing Stock Price as of 4/30/99 ($15.625)1:        5.23%
--------------------------------------------------------------------------------
  Current Monthly Distribution per Share2:                     $0.068125
--------------------------------------------------------------------------------
  Current Annualized Distribution per Share2:                  $0.817500
--------------------------------------------------------------------------------

1 Yield on Closing Stock Price is calculated by dividing the current annualized distribution per share by the closing stock price per share.
2 The distribution is not constant and is subject to change.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
PORTFOLIO OF INVESTMENTS APRIL 30, 1999 (UNAUDITED)

===================================================================================================================================
             Principal
              Amount                                                                                 Option Call       Value
 Rating*      (000)                                         Description                              Provisions\^     (Note 1)
-----------------------------------------------------------------------------------------------------------------------------------
                       LONG-TERM INVESTMENTS-146.1%
                       NEW YORK-140.8%
 AAA       $ 1,000     Battery Park City Auth. Rev., Ser. A, 5.50%, 11/01/26, AMBAC ...............   11/06 at 102    $ 1,031,580
 AAA         1,000     Metropolitan Trans. Auth. Rev., Commuter Fac.,
                        Ser. M, 6.00%, 7/01/14, AMBAC .............................................. 7/03 at 101.5      1,080,480
 AAA         1,000     Nassau Cnty., G.O., Ser. U, 5.25%, 11/01/14, AMBAC .........................   11/06 at 102      1,035,810
                       New York City, G.O.,
 A-          1,000      Ser. I, 5.875%, 3/15/18 ...................................................  3/06 at 101.5      1,073,550
 A-          1,000      Ser. D, 6.60%, 2/01/04 ....................................................   No Opt. Call      1,103,990
                       New York City Ind. Dev. Agcy. Spec. Fac. Rev.,
                       Term. One Group Assoc. Proj.,
 A           1,000      6.00%, 1/01/08 ............................................................    1/04 at 102      1,073,370
 A           1,000      6.00%, 1/01/15 ............................................................    1/04 at 102      1,064,250
 A           1,000      6.10%, 1/01/09 ............................................................    1/04 at 102      1,074,020
 AAA         1,000++   New York City Mun. Wtr. Fin. Auth. Rev.,
                       Ser. A, 6.00%, 6/15/05 .....................................................       N/A           1,114,710
 AAA         1,000++   New York City Trust Cultural Res. Rev., Museum of Modern Art,
                       Ser. A, 5.50%, 1/01/21, AMBAC ..............................................    1/07 at 102      1,035,830
                       New York St. Dorm. Auth. Rev.,
 AAA         1,505++   City Univ. Sys., 6.125%, 7/01/04, AMBAC ...................................        N/A           1,687,602
 AAA         1,000++   City Univ. Sys., 6.20%, 7/01/04, AMBAC ....................................        N/A           1,124,810
 AAA         1,000      St. Univ. Edl. Fac., 5.25%, 5/15/15, AMBAC ................................   No Opt. Call      1,050,940
 A-          1,000++    St. Univ. Edl. Fac., Ser. B, 6.00%, 5/15/04 ...............................       N/A           1,113,440
 A-          1,000++    St. Univ. Edl. Fac., Ser. A, 6.25%, 5/15/03 ...............................       N/A           1,110,260
 A-          1,000++    St. Univ. Edl. Fac., Ser. B, 6.25%, 5/15/04 ...............................       N/A           1,124,770
 A+          1,185     New York St. Energy Res. & Dev. Auth. Fac. Rev.,
                        Con. Ed. Co. Proj., 6.375%, 12/01/27 .......................................  12/01 at 101      1,252,770
                       New York St. G.O.,
 A           1,000      Ser. A, 5.50%, 7/15/24 ....................................................    7/06 at 101      1,035,170
 A-          1,000      Ser. B, 5.70%, 8/15/12 ....................................................    8/05 at 102      1,080,920
 A-          1,000     New York St. Hsg. Fin. Agcy. Rev., Service Contract Oblig.,
                        Ser. A, 5.50%, 9/15/22 .....................................................   3/03 at 102      1,017,210
 A+          1,000     New York St. Local Gov't. Asst. Corp. Rev.,
                        Ser. B, 5.50%, 4/01/21 .....................................................   4/03 at 102      1,025,540
 AAA         1,000     New York St. Med. Care Fac., Fin. Agcy. Rev., St. Lukes Roosevelt Hosp.,
                       5.625%, 8/15/18, FHA .......................................................    8/03 at 102      1,033,070
 BBB+          900     New York St. Urban Dev. Corp. Rev., Youth Fac., 5.875%, 4/01/09 ............    4/04 at 102        970,956
 AAA         1,000     Port Auth. of NY & NJ, 5.70%, 10/15/20, MBIA ...............................   10/02 at 101      1,035,110
 A-          1,000     Ulster Cnty. Res. Rec. Agcy., Solid Waste Sys. Rev., 5.90%, 3/01/07 ........    3/03 at 102      1,059,650
 A1          1,000     Westchester Cnty. Ind. Dev. Agcy., Res. Rec. Rev., 5.50%, 7/01/09 ..........    7/07 at 101      1,045,520
                                                                                                                      -----------
                                                                                                                       28,455,328
                                                                                                                      -----------


                       See Notes to Financial Statements.

=======================================================================================================================
           Principal
            Amount                                                                          Option Call        Value
 Rating*     (000)                               Description                               Provisions\^      (Note 1)
-----------------------------------------------------------------------------------------------------------------------
                     PUERTO RICO-5.3%
 BBB+     $1,000     Puerto Rico Electric Pwr. Auth., Ser. T, 6.00%, 7/01/16 ..........    7/04 at 102    $  1,077,630
                                                                                                          ------------
                     TOTAL INVESTMENTS-146.1% (COST $26,994,738).......................                     29,532,958
                     Other assets in excess of liabilities-2.4% .......................                        480,218
                     Liquidation value of preferred stock-(48.5)% .....................                     (9,800,000)
                                                                                                          ------------
                     NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS-100% ................                   $ 20,213,176
                                                                                                          ============

----------
 *  Rating: Using the higher of Standard & Poor's, Moody's or Fitch's rating.
 + Option call provisions: Date (month/year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates.
++  This bond is prerefunded. See Glossary for definition.




--------------------------------------------------------------------------------------------------------------
                 THE FOLLOWING ABBREVIATIONS ARE USED IN PORTFOLIO DESCRIPTIONS:

  AMBAC   - American Municipal Bond Assurance Corporation     G.O.     - General Obligation Bond
  FHA     - Federal Housing Administration                    MBIA     - Municipal Bond Insurance Association
---------------------------------------------------------------------------------------------------------------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

ASSETS
Investments, at value (cost $26,994,738) (Note 1) .....    $29,532,958
Cash ..................................................         37,638
Interest receivable ...................................        498,294
                                                           -----------
                                                            30,068,890
                                                           -----------
LIABILITIES
Investment advisory fee payable (Note 2) ..............          8,669
Dividends payable-preferred stock .....................          4,161
Administration fee payable (Note 2) ...................          2,477
Other accrued expenses ................................         40,407
                                                           -----------
                                                                55,714
                                                           -----------
NET INVESTMENT ASSETS .................................    $30,013,176
                                                           ===========
Net investment assets were comprised of:
  Common stock:
   Par value (Note 4) .................................    $    13,071
   Paid-in capital in excess of par ...................     18,082,239
 Preferred stock (Note 4) .............................      9,800,000
                                                           -----------
                                                            27,895,310
 Undistributed net investment income ..................        226,992
 Accumulated net realized loss ........................       (647,346)
 Net unrealized appreciation ..........................      2,538,220
                                                           -----------
Net investment assets, April 30, 1999 .................    $30,013,176
                                                           ===========
Net assets applicable to common shareholders ..........    $20,213,176
                                                           ===========
Net asset value per common share:
  ($20,213,176 \d 1,307,093 shares of
  common stock issued and outstanding) ................         $15.46
                                                                ======



--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
--------------------------------------------------------------------------------

NET INVESTMENT INCOME
Income
  Interest and discount earned .........   $815,366
                                           --------

Expenses
  Investment advisory ..................     52,418
  Administration .......................     14,977
  Auction agent ........................     12,000
  Directors ............................      7,000
  Reports to shareholders ..............      4,000
  Transfer agent .......................      4,000
  Audit ................................      3,500
  Legal ................................      3,000
  Custodian ............................      2,000
  Miscellaneous ........................      2,391
                                           --------
  Total expenses .......................    105,286
                                           --------
Net investment income ..................    710,080
                                           --------
UNREALIZED LOSS
ON INVESTMENTS (NOTE 3)

Net change in unrealized appreciation on
 investments ...........................   (177,402)
                                           --------
NET INCREASE IN NET INVESTMENT ASSETS
RESULTING FROM OPERATIONS ..............   $532,678
                                           ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Investment Quality Municipal Trust Inc.
Statements of Changes in Net Investment Assets (Unaudited)
--------------------------------------------------------------------------------

                                                                              SIX MONTHS ENDED       YEAR ENDED
                                                                                  APRIL 30,         OCTOBER 31,
                                                                                    1999                1998
                                                                             ------------------   ---------------
INCREASE (DECREASE) IN NET INVESTMENT ASSETS

Operations:

 Net investment income ...................................................      $   710,080        $  1,402,720

 Net change in unrealized appreciation (depreciation) on investments .....         (177,402)            850,599
                                                                                -----------        ------------
 Net increase in net investment assets resulting from operations .........          532,678           2,253,319
                                                                                -----------        ------------
Dividends and distributions:

 To common shareholders from net investment income .......................         (534,218)         (1,068,445)

 To preferred shareholders from net investment income ....................         (143,993)           (319,756)
                                                                                -----------        ------------
 Total dividends and distributions .......................................         (678,211)         (1,388,201)
                                                                                -----------        ------------
  Total increase (decrease) ..............................................         (145,533)            865,118

NET INVESTMENT ASSETS

Beginning of period ......................................................       30,158,709          29,293,591
                                                                                -----------        ------------
End of period ............................................................      $30,013,176        $ 30,158,709
                                                                                ===========        ============


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
The BlackRock New York Investment Quality Municipal Trust Inc.
Financial Highlights (Unaudited)
--------------------------------------------------------------------------------

                                                                       SIX MONTHS ENDED
                                                                           APRIL 30,
                                                                             1999
                                                                    ----------------------
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................         $ 15.58
                                                                            -------
 Net investment income ............................................             .54
 Net realized and unrealized gain (loss) on investments ...........            (.14)
                                                                            -------
 Net increase (decrease) from investment operations ...............             .40
                                                                            -------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................            (.41)
   Preferred shareholders .........................................            (.11)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................               -
   Preferred shareholders .........................................               -
                                                                            -------
 Total dividends and distributions ................................            (.52)
                                                                            -------
 Net asset value, end of period* ..................................         $ 15.46
                                                                            ========
 Per share market value, end of period* ...........................         $ 15.63
                                                                            ========
 TOTAL INVESTMENT RETURN+:  .......................................            6.01%
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................            1.04%+++
 Net investment income before preferred stock dividends ...........            7.05%+++
 Preferred stock dividends ........................................            1.43%+++
 Net investment income available to common shareholders ...........            5.62%+++

 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........         $20,319
 Portfolio turnover rate ..........................................               0%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................         $20,213
 Asset coverage per share of preferred stock, end of period## .....         $76,564
 Preferred stock outstanding (in thousands) .......................         $ 9,800



                                                                                  Year Ended October 31,
                                                                    --------------------------------------------------
                                                                        1998        1997         1996         1995
                                                                        ----        ----         ----         ----
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................   $ 14.91     $ 14.00      $ 13.82     $  11.54
                                                                      -------     -------      -------     --------
 Net investment income ............................................      1.06        1.07         1.05        1.06
 Net realized and unrealized gain (loss) on investments ...........       .67         .90          .18        2.29
                                                                      -------     -------      -------     -------
 Net increase (decrease) from investment operations ...............      1.73        1.97         1.23        3.35
                                                                      -------     -------      -------     -------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................      (.82)       (.81)        (.78)       (.79)
   Preferred shareholders .........................................      (.24)       (.25)        (.26)       (.28)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................         -          **         (.01)          -
   Preferred shareholders .........................................         -          **           **           -
                                                                      -------     --------     -------     -------
 Total dividends and distributions ................................     (1.06)      (1.06)       (1.05)      (1.07)
                                                                      -------     -------      -------     -------
 Net asset value, end of period* ..................................   $ 15.58     $ 14.91      $ 14.00     $ 13.82
                                                                      =======     =======      =======     =======
 Per share market value, end of period* ...........................   $ 15.13     $ 14.25      $ 12.625    $ 12.75
                                                                      =======     =======      =======     =======
 TOTAL INVESTMENT RETURN+:  .......................................     11.85%      19.89%        5.43%      29.94%
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................      1.15%       1.24%        1.37%       1.37%
 Net investment income before preferred stock dividends ...........      7.02%       7.52%        7.63%       8.34%
 Preferred stock dividends ........................................      1.60%       1.76%        1.91%       2.19%
 Net investment income available to common shareholders ...........      5.42%       5.76%        5.72%       6.15%
 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........   $19,980     $18,608      $17,904     $16,545
 Portfolio turnover rate ..........................................         0%         14%          79%        129%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................   $20,359     $19,494      $18,294     $18,068
 Asset coverage per share of preferred stock, end of period## .....   $76,935     $74,739      $71,668     $71,091
 Preferred stock outstanding (in thousands) .......................   $ 9,800     $ 9,800      $ 9,800     $ 9,800



                                                                         1994
                                                                         ----
 PER SHARE OPERATING PERFORMANCE:
 Net asset value, beginning of period .............................   $  14.52
                                                                      --------
 Net investment income ............................................       1.03
 Net realized and unrealized gain (loss) on investments ...........      (3.03)
                                                                      --------
 Net increase (decrease) from investment operations ...............      (2.00)
                                                                      --------
 Dividends and Distributions:
  Dividends from net investment income to:
   Common shareholders ............................................       (.79)
   Preferred shareholders .........................................       (.19)
  Distributions in excess of net realized gain
  on investments to:
   Common shareholders ............................................          -
   Preferred shareholders .........................................          -
                                                                      --------
 Total dividends and distributions ................................       (.98)
                                                                      --------
 Net asset value, end of period* ..................................   $  11.54
                                                                      ========
 Per share market value, end of period* ...........................   $  10.50
                                                                      ========
 TOTAL INVESTMENT RETURN+:  .......................................     (18.56%)
 RATIOS TO AVERAGE NET ASSETS OF COMMON
  SHAREHOLDERS++:
 Expenses .........................................................       1.29%
 Net investment income before preferred stock dividends ...........       7.76%
 Preferred stock dividends ........................................       1.46%
 Net investment income available to common shareholders ...........       6.30%
 SUPPLEMENTAL DATA:
 Average net assets of common shareholders (in thousands) .........   $ 17,274
 Portfolio turnover rate ..........................................         71%
 Net assets of common shareholders, end of period
  (in thousands) ..................................................   $ 15,085
 Asset coverage per share of preferred stock, end of period## .....   $126,963
 Preferred stock outstanding (in thousands) .......................   $  9,800

----------
  * Net asset value and market value are published in The Wall Street Journal each Monday.
 ** Actual amount paid to preferred shareholders for the year ended October 31, 1996 was $.0034 per common share. Actual amount paid for the year ended October 31, 1997 to common shareholders was $0.004417 per share and to preferred shareholders was $0.001476 per common share.
 ##    A stock split occurred on July 24, 1995 (Note 4).
  + Total investment return is calculated assuming a purchase of common stock at the current market value on the first day and a sale at the current market price on the last day of each year reported. Dividends and distributions are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. This calculation does not reflect brokerage commissions.
 ++ Ratios are calculated on the basis of income, expenses and preferred stock dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders.
+++    Annualized.

The information above represents the unaudited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.


                       See Notes to Financial Statements.

--------------------------------------------------------------------------------
THE BLACKROCK NEW YORK INVESTMENT
QUALITY MUNICIPAL TRUST INC.
NOTES TO FINANCIAL STATEMENTS (UNAUDITED)
--------------------------------------------------------------------------------

NOTE 1. ORGANIZATION &             The  BlackRock  New  York  Investment Quality
ACCOUNTING                         Accounting Municipal Trust Inc. (the "Trust")
POLICIES                           was organized in Maryland  on April  12, 1993
                                   as a non-diversified,  closed-end  management
investment company. The Trust's investment objective is to manage a portfolio of high quality securities while providing high current income exempt from regular federal and New York state income tax consistent with the preservation of capital. The ability of issuers of debt securities held by the Trust to meet their obligations may be affected by economic developments in the state, a specific industry or region. No assurance can be given that the Trust's investment objective will be achieved.

     The following is a summary of significant accounting policies followed by the Trust.

SECURITIES VALUATION: Municipal securities (including commitments to purchase such securities on a "when-issued" basis) are valued on the basis of prices provided by a pricing service which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining values. Any securities or other assets for which such current market quotations are not readily available are valued at fair value as determined in good faith under procedures established by and under the general supervision and responsibility of the Trust's Board of Directors.

     Short-term securities which mature in more than 60 days are valued at current market quotations. Short-term securities which mature in 60 days or less are valued at amortized cost, if their term to maturity from date of purchase is 60 days or less, or by amortizing their value on the 61st day prior to maturity, if their original term to maturity from date of purchase exceeded 60 days.

SECURITIES TRANSACTIONS AND INVESTMENT INCOME: Securities transactions are recorded on the trade date. Realized and unrealized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis. The Trust accretes original issue discounts or amortizes premium on securities purchased using the interest method.

FEDERAL INCOME TAXES: For federal income tax purposes, the Trust is treated as a separate taxpaying entity. It is the intent of the Trust to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net income to shareholders. For this reason and because substantially all of the Trust's gross income consists of tax-exempt interest, no federal income tax provision is required.

DIVIDENDS AND DISTRIBUTIONS: The Trust declares and pays dividends and distributions to common shareholders monthly from net investment income, net realized short-term capital gains and other sources, if necessary. Net long-term capital gains, if any, in excess of loss carryforwards may be distributed annually. Dividends and distributions are recorded on the ex-dividend date. Dividends and distributions to preferred shareholders are accrued and determined as described in Note 4.

ESTIMATES: The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.


NOTE 2. AGREEMENTS                The Trust has an Investment Advisory Agreement
                                  with  BlackRock  Financial  Management,  Inc.,
(The "Adviser"), a wholly-owned corporate subsidiary of BlackRock Advisors, Inc., which is an indirect majority-owned subsidiary of PNC Bank, N.A., and an Administration Agreement with Prudential Investments Fund Management LLC ("PIFM"), an indirect, wholly-owned subsidiary of The Prudential Insurance Company of America.

     The investment fee paid to the Adviser is computed weekly and payable monthly at an annual rate of 0.35% of the Trust's average weekly net investment assets. The administration fee paid to PIFM is also computed weekly and payable monthly at an annual rate of 0.10% of the Trust's average weekly net investment assets.

     Pursuant to the agreements, the Adviser provides continuous supervision of the investment portfolio and pays the compensation of officers of the Trust who are affiliated persons of the Adviser. PIFM pays occupancy and certain clerical and accounting costs of the Trust. The Trust bears all other costs and expenses.

NOTE 3. PORTFOLIO                 There were no purchases or sales of investment
SECURITIES                        securities, other than short-term investments,
for the period ended April 30, 1999.

     The federal  income tax basis of the Trust's  investments at April 30, 1999
was  substantially   the  same  as  the  basis  for  financial   reporting  and,
accordingly, net and gross unrealized appreciation was $2,538,220.

     For federal income tax purposes, the Trust had a capital loss carryforward at October 31, 1998 of approximately $647,000 of which $448,000 will expire in 2002 and $199,000 will expire in 2003. Accordingly, no capital gains distribution is expected to be paid to shareholders until net gains have been realized in excess of such amount.


NOTE 4. CAPITAL                   There are 200 million shares of $.01 par value
                                  common  stock  authorized.  Of  the  1,307,093
shares outstanding at April 30, 1999, the Adviser owned 7,093 shares. As of April 30, 1999 there were 392 shares of Preferred Stock Series F7 outstanding.

     The Trust may classify or reclassify any unissued shares of common stock into one or more series of preferred stock. On July 29, 1993 the Trust reclassified 196 shares of common stock and issued a series of Auction Market Preferred Stock ("Preferred Stock") Series F7. The Preferred Stock had a liquidation value of $50,000 per share plus any accumulated but unpaid dividends. On May 16, 1995 shareholders approved a proposal to split each share of preferred stock into two shares and simultaneously reduce each share's liquidation preference from $50,000 to $25,000 plus any accumulated but unpaid dividends. The stock split occurred on July 24, 1995.

     Dividends on Series F7 are cumulative at a rate established at the initial public offering and are typically reset every 7 days based on the results of an auction. Dividend rates ranged from 2.60% to 3.50% during the period ended April 30, 1999.

     The Trust may not declare dividends or make other distributions on shares of common stock or purchase any such shares if, at the time of the declaration, distribution, or purchase, asset coverage with respect to the outstanding Preferred Stock would be less than 200%.

     The Preferred Stock is redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends whether or not declared. The Preferred Stock is also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Articles of Incorporation are not satisfied.

     The holders of Preferred Stock have voting rights equal to the holders of common stock (one vote per share) and will vote together with holders of shares of common stock as a single class. However, holders of Preferred Stock are also entitled to elect two of the Trust's directors. In addition, the Investment Company Act of 1940 requires that along with approval by stockholders that might otherwise be required, the approval of the holders of a majority of any outstanding preferred shares, voting separately as a class would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end investment company or changes in its fundamental investment restrictions.


NOTE 5. DIVIDENDS                 Subsequent  to  April 30, 1999, the  Board  of
                                  Directors  of  the  Trust  declared a dividend
from undistributed earnings of $.068125 per common share payable May 28, 1999 to shareholders of record on May 14, 1999.

     For the period May 1, 1999 to May 31, 1999, dividends declared on Preferred Stock totalled $27,561 in aggregate for the outstanding Preferred Stock.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                           DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

     Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), shareholders are automatically enrolled to have all distributions of dividends and capital gains reinvested by State Street Bank and Trust Company (the "Plan Agent") in Trust shares pursuant to the Plan. Shareholders who elect not to participate in the Plan will receive all distributions in cash paid by check in United States dollars mailed directly to the shareholders of record (or if the shares are held in street or other nominee name, then to the nominee) by the Transfer Agent, as dividend disbursing agent.

     The Plan Agent serves as agent for the shareholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust shares in the open market on the American Stock Exchange or elsewhere for the participants' accounts. The Trust will not issue any new shares under the Plan.

     Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent and will receive certificates for whole Trust shares and a cash payment for any fraction of a Trust share.

     The Plan Agent's fees for the handling of the reinvestment of dividends and distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

     The Trust reserves the right to amend or terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the change sent to all shareholders of the Trust at least 90 days before the record date for the dividend or distribution. The Plan also may be amended or terminated by the Plan Agent upon at least 90 days' written notice to all shareholders of the Trust. All correspondence concerning the Plan should be directed to the Plan Agent at (800) 699-1BFM. The address is on the front of this report.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                             ADDITIONAL INFORMATION
--------------------------------------------------------------------------------

     YEAR 2000 READINESS DISCLOSURE. The Trust is currently in the process of evaluating its information technology infrastructure for Year 2000 compliance. Substantially all of the Trust's information systems are supplied by the Adviser. The Adviser has advised the Trust that it is currently evaluating whether such systems are year 2000 compliant and that it expects to incur costs of up to approximately five hundred thousand dollars to complete such evaluation and to make any modifications to its systems as may be necessary to achieve Year 2000 compliance. The Adviser has advised the Trust that it has fully tested its systems for Year 2000 compliance. The Trust may be required to bear a portion of such cost incurred by the Adviser in this regard. The Adviser has advised the Trust that it does not anticipate any material disruption in the operations of the Trust as a result of any failure by the Adviser to achieve Year 2000 compliance. There can be no assurance that the costs will not exceed the amount referred to above or that the Trust will not experience a disruption in operations.

     The Adviser has advised the Trust that it is in the process of evaluating the Year 2000 compliance of various suppliers of the Adviser and the Trust. The Adviser has advised the Trust that it has communicated with such suppliers to determine their Year 2000 compliance status and the extent to which the Adviser or the Trust could be affected by any supplier's Year 2000 compliance issues. To date the Adviser has received responses from all such suppliers with respect to their Year 2000 compliance, and there can be no assurance that the systems of such suppliers, who are beyond the Trust's control, will be Year 2000 compliant. In the event that any of the Trust's significant suppliers do not successfully and timely achieve Year 2000 compliance, the Trust's business or operations could be adversely affected. The Adviser has advised the Trust that it is in the process of preparing a contingency plan for Year 2000 compliance by its suppliers. There can be no assurance that such contingency plan will be successful in preventing a disruption of the Trust's operations.

     The  Trust  is  designating  this  disclosure  as its Year  2000  readiness disclosure for all purposes under the Year 2000 Information and Readiness Disclosure Act and the foregoing information shall constitute a Year 2000 statement for purposes of that Act.

     ANNUAL MEETING OF TRUST SHAREHOLDERS. There have been no material changes in the Trust's investment objectives or policies that have not been approved by the shareholders or to its charter or by-laws or in the principal risk factors associated with investment in the Trust. There have been no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

     The Annual Meeting of Trust Shareholders was held May 19, 1999 to vote on the following matters:

     (1) To elect three Directors as follows:


         DIRECTOR                           CLASS    TERM      EXPIRING
         ---------                          -----    ----      --------
         Frank J. Fabozzi ..............      II     3 years      2002
         Walter F. Mondale .............      II     3 years      2002
         Ralph L. Schlosstein ..........      II     3 years      2002


         Directors whose term of office continues beyond this meeting are Andrew
         F. Brimmer, James Clayburn La Force, Jr., Kent Dixon, Laurence D. Fink, James Grosfeld and Richard E. Cavanagh.

     (2) To ratify the selection of Deloitte & Touche LLP as independent public accountants of the Trust for the fiscal year ending October 31, 1999.

         Shareholders elected the three Directors and ratified the selection of Deloitte & Touche LLP. The results of the voting was as follows:

                                                             VOTES FOR*     VOTES AGAINST*     ABSTENTIONS*
                                                           ------------    ---------------   --------------
         Frank J. Fabozzi ...............................          390            -                 -
         Walter F. Mondale ..............................    1,079,501            -               9,855
         Ralph L. Schlosstein ...........................    1,082,293            -               7,063
         Ratification of Deloitte & Touche LLP ..........    1,076,712          5,523             7,121

----------
*The votes represent common and preferred shareholders voting as a single class except for the election of Frank J. Fabozzi who was elected by the preferred shareholders.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                               INVESTMENT SUMMARY
--------------------------------------------------------------------------------
THE TRUST'S INVESTMENT OBJECTIVE

The BlackRock New York Investment Quality Municipal Trust's investment objective is to provide high current income exempt from regular federal, state and city income tax consistent with the preservation of capital.

WHO MANAGES THE TRUST?

BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. Domestic fixed income strategies utilize the government, mortgage, corporate and municipal bond sectors. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.


WHAT CAN THE TRUST INVEST IN?

Under normal conditions, the Trust expects to continue to manage its assets so that at least 80% of its investments are rated at least investment grade ("BBB" by Standard & Poor's or "Baa" by Moody's Investor Services) and up to 20% of its assets may instead be deemed to be of equivalent credit quality by the Adviser. The Trust intends to invest substantially all of the assets in a portfolio of investment grade New York Municipal Obligations, which include debt obligations issued by or on behalf of the State, its political subdivisions (including the
City), agencies and instrumentalities and by other qualifying issuers that pay interest which, in the opinion of the bond counsel of the issuer, is exempt from regular Federal, State and City income tax. New York Municipal Obligations may be issued to obtain funds for various public purposes, including the construction of such public facilities as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works. Other public purposes for which New York Municipal Obligations may be issued include the refinancing of outstanding obligations and the obtaining of funds for general operating expenses and for loans to other public institutions and facilities.


WHAT IS THE ADVISER'S INVESTMENT STRATEGY?

The Adviser will manage the assets of the Trust in accordance with the Trust's investment objective and policies to seek to achieve its objective by investing in investment grade New York Municipal Obligations or other qualifying issuers. The Adviser actively manages the assets in relation to market conditions and interest rate changes. Depending on yield and portfolio allocation considerations, the Adviser may choose to invest a portion of the Trust's assets in securities which pay interest that is subject to AMT (alternative minimum tax). The Trust intends to emphasize investments in New York Municipal
Obligations with long-term maturities and expects to maintain an average portfolio maturity of 15-20 years, but the average maturity may be shortened or lengthened from time to time depending on market conditions.

Under current market conditions the use of leverage increases the income earned by the Trust. The Trust employs leverage primarily through the issuance of preferred stock. Preferred stockholders will receive dividends based on short-term rates in exchange for allowing the Trust to borrow additional assets. These assets will be invested in longer-term assets which typically offer higher interest rates and the difference between the cost of the dividends paid to preferred stockholders and the interest earned on the longer-term securities will provide higher income levels for common stockholders in most interest rate environments. The Trust issued preferred stock to leverage the portfolio at approximately 35% of total assets. See "Leverage Considerations in the Trust" below.


HOW ARE THE TRUST'S SHARES PURCHASED AND SOLD? DOES THE TRUST PAY DIVIDENDS REGULARLY?

The Trust's shares are traded on the American Stock Exchange which provides investors with liquidity on a daily basis. Orders to buy or sell shares of the Trust must be placed through a registered broker or financial advisor. The Trust pays monthly dividends which are typically paid on the last business day of the month. For shares held in the shareholder's name, dividends may be reinvested in additional shares of the fund through the Trust's transfer agent, State Street Bank and Trust Company. Investors who wish to hold shares in a brokerage account should check with their financial advisor to determine whether their brokerage firm offers dividend reinvestment services.


LEVERAGE CONSIDERATIONS IN THE TRUST

Leverage increases the duration (or price sensitivity of the net assets with respect to changes in interest rates) of the Trust, which can improve the performance of the Trust in a declining rate environment, but can cause net assets to decline faster in a rapidly rising interest rate environment. The Trust may reduce, or unwind, the amount of leverage employed should BlackRock consider that reduction to be in the best interests of the Trust. BlackRock's portfolio managers continuously monitor and regularly review the Trust's use of leverage and maintain the ability to unwind the leverage if that course is chosen.


SPECIAL CONSIDERATIONS AND RISK FACTORS RELEVANT TO THE TRUST

THE TRUST IS INTENDED TO BE A LONG-TERM INVESTMENT AND IS NOT A SHORT-TERM TRADING VEHICLE.

INVESTMENT OBJECTIVE. Although the objective of the Trust is to provide high current income exempt from regular Federal, State and City income tax consistent with the preservation of capital, there can be no assurance that this objective will be achieved.

DIVIDEND CONSIDERATIONS. The income and dividends paid by the Trust are likely to vary over time as fixed income market conditions change. Future dividends may be higher or lower than the dividend the Trust is currently paying.

LEVERAGE. The Trust utilizes leverage through preferred stock, which involves special risks. The Trust's net asset value and market value may be more volatile due to its use of leverage.

MARKET PRICE OF SHARES. The shares of closed-end investment companies such as the Trust trade on the American Stock Exchange (AMEX symbol: RNY) and as such are subject to supply and demand influences. As a result, shares may trade at a discount or a premium to their net asset value.

INVESTMENT GRADE MUNICIPAL OBLIGATIONS. The value of municipal debt securities generally varies inversely with changes in prevailing market interest rates. Depending on the amount of call protection that the securities in the Trust have, the Trust may be subject to certain reinvestment risks in environments of declining interest rates.

ILLIQUID SECURITIES. The Trust may invest in securities that are illiquid, although under current market conditions the Trust expects to do so to only a limited extent. These securities involve special risks.

ANTITAKEOVER PROVISIONS. Certain antitakeover provisions will make a change in the Trust's business or management more difficult without the approval of the Trust's Board of Directors and may have the effect of depriving shareholders of an opportunity to sell their shares at a premium above the prevailing market price.

--------------------------------------------------------------------------------
         THE BLACKROCK NEW YORK INVESTMENT QUALITY MUNICIPAL TRUST INC.
                                    GLOSSARY
--------------------------------------------------------------------------------

CLOSED-END FUND:         Investment  vehicle  which  initially  offers  a  fixed
                         number of shares  and trades on a stock  exchange.  The
                         fund invests in a portfolio of securities in accordance
                         with its stated investment objectives and policies.

DISCOUNT:                When a fund's net asset value is greater than its stock
                         price the fund is said to be trading at a discount.

DIVIDEND:                Income  generated  by  securities  in a  portfolio  and
                         distributed  to  shareholders  after the  deduction  of
                         expenses.  This Trust  declares  and pays  dividends to
                         common shareholders on a monthly basis.

DIVIDEND REINVESTMENT:   Shareholders  may have all dividends and  distributions
                         of  capital   gains   automatically   reinvested   into
                         additional shares of a fund.

MARKET PRICE:            Price per share of a security  trading in the secondary
                         market.  For a  closed-end  fund,  this is the price at
                         which  one  share  of the  fund  trades  on  the  stock
                         exchange.  If you were to buy or sell shares, you would
                         pay or receive the market price.

NET ASSET VALUE (NAV):   Net  asset  value  is the  total  market  value  of all
                         securities  and other  assets  held by the Trust,  plus
                         income   accrued   on  its   investments,   minus   any
                         liabilities including accrued expenses,  divided by the
                         total  number  of   outstanding   shares.   It  is  the
                         underlying  value of a single share on a given day. Net
                         asset  value for the  Trust is  calculated  weekly  and
                         published in Barron's on  Saturday,  The New York Times
                         and The Wall Street Journal on Monday.

PREMIUM: When a fund's stock price is greater than its net asset value, the fund is said to be trading at a premium.

PREREFUNDED BONDS:       These securities are collateralized by U.S.  Government
                         securities which are held in escrow and are used to pay
                         principal  and  interest  on the tax  exempt  issue and
                         retire  the  bond  in  full  at  the  date   indicated,
                         typically at a premium to par.


--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                          SUMMARY OF CLOSED-END FUNDS
--------------------------------------------------------------------------------



TAXABLE TRUSTS
--------------------------------------------------------------------------------

                                                                 STOCK      MATURITY
                                                                SYMBOL        DATE
-------------------------------------------------------------------------------------
PERPETUAL TRUSTS
The BlackRock Income Trust Inc.                                   BKT         N/A
The BlackRock North American Government Income Trust Inc.         BNA         N/A
The BlackRock High Yield Trust                                    BHY         N/A

TERM TRUSTS
The BlackRock 1999 Term Trust Inc.                                BNN        12/99
The BlackRock Target Term Trust Inc.                              BTT        12/00
The BlackRock 2001 Term Trust Inc.                                BLK        06/01
The BlackRock Strategic Term Trust Inc.                           BGT        12/02
The BlackRock Investment Quality Term Trust Inc.                  BQT        12/04
The BlackRock Advantage Term Trust Inc.                           BAT        12/05
The BlackRock Broad Investment Grade 2009 Term Trust Inc.         BCT        12/09

Tax-Exempt Trusts
--------------------------------------------------------------------------------

                                                                       STOCK      MATURITY
                                                                       SYMBOL       DATE
-------------------------------------------------------------------------------------------
PERPETUAL TRUSTS
The BlackRock Investment Quality Municipal Trust Inc.                   BKN         N/A
The BlackRock California Investment Quality Municipal Trust Inc.        RAA         N/A
The BlackRock Florida Investment Quality Municipal Trust                RFA         N/A
The BlackRock New Jersey Investment Quality Municipal Trust Inc.        RNJ         N/A
The BlackRock New York Investment Quality Municipal Trust Inc.          RNY         N/A

TERM TRUSTS
The BlackRock Municipal Target Term Trust Inc.                          BMN        12/06
The BlackRock Insured Municipal 2008 Term Trust Inc.                    BRM        12/08
The BlackRock California Insured Municipal 2008 Term Trust Inc.         BFC        12/08
The BlackRock Florida Insured Municipal 2008 Term Trust                 BRF        12/08
The BlackRock New York Insured Municipal 2008 Term Trust Inc.           BLN        12/08
The BlackRock Insured Municipal Term Trust Inc.                         BMT        12/10

IF YOU WOULD LIKE FURTHER INFORMATION PLEASE DO NOT HESITATE TO CALL BLACKROCK
                           AT (800) 227-7BFM (7236)
                    OR CONSULT WITH YOUR FINANCIAL ADVISOR.

--------------------------------------------------------------------------------
                      BLACKROCK FINANCIAL MANAGEMENT, INC.
                                  AN OVERVIEW
--------------------------------------------------------------------------------

     BlackRock Financial Management, Inc. ("BlackRock") is an SEC-registered investment adviser. BlackRock and its affiliates currently manage over $141 billion on behalf of taxable and tax-exempt clients worldwide. Strategies include fixed income, equity and cash and may incorporate both domestic and international securities. BlackRock manages twenty-one closed-end funds that are traded on either the New York or American stock exchanges, and a $25 billion family of open-end equity and bond funds. Current accounts number over 450, domiciled in the United States and overseas.

     BlackRock's fixed income product was introduced in 1988 by a team of highly seasoned fixed income professionals. These professionals had extensive experience creating, analyzing and trading a variety of fixed income instruments, including the most complex structured securities. In fact, several individuals at BlackRock were responsible for developing many of the major innovations in the mortgage-backed and asset-backed securities markets, including the creation of the first CMO, the floating rate CMO, the senior/subordinated pass-through and the multi-class asset-backed security.

     BlackRock is unique among asset management and advisory firms in the emphasis it places on the development of proprietary analytical capabilities. Over one quarter of the firm's professionals is dedicated to the design, maintenance and use of these systems, which are not otherwise available to investors. BlackRock's proprietary analytical tools are used for evaluating, and designing fixed income investment strategies for client portfolios. Securities purchased include mortgages, corporate bonds, municipal bonds and a variety of hedging instruments.

     BlackRock has developed investment products that respond to investors' needs and has been responsible for several major innovations in closed-end funds. In fact, BlackRock introduced the first closed-end mortgage fund, the first taxable and tax-exempt closed-end funds to offer a finite term, the first closed-end fund to achieve a AAA rating by Standard & Poor's, and the first closed-end fund to invest primarily in North American Government securities. Currently, BlackRock's closed-end funds have dividend reinvestment plans, which are designed to provide ongoing demand for the stock in the secondary market. BlackRock manages a wide range of investment vehicles, each having specific investment objectives and policies.

     In view of our continued desire to provide a high level of service to all our shareholders, BlackRock maintains a toll-free number for your questions. The number is (800) 227-7BFM (7236). We encourage you to call us with any questions that you may have about your BlackRock funds and we thank you for the continued trust that you place in our abilities.



                     IF YOU WOULD LIKE FURTHER INFORMATION
           PLEASE DO NOT HESITATE TO CALL BLACKROCK AT (800) 227-7BFM

--------------
  BLACKROCK
--------------

DIRECTORS
Laurence D. Fink, CHAIRMAN
Andrew F. Brimmer
Richard E. Cavanagh
Kent Dixon
Frank J. Fabozzi
James Grosfeld
James Clayburn La Force, Jr.
Walter F. Mondale
Ralph L. Schlosstein

OFFICERS
Ralph L. Schlosstein, PRESIDENT
Keith T. Anderson, VICE PRESIDENT
Michael C. Huebsch, VICE PRESIDENT
Robert S. Kapito, VICE PRESIDENT
Kevin Klingert, VICE PRESIDENT
Richard M. Shea, VICE PRESIDENT/TAX
Henry Gabbay, TREASURER
James Kong, ASSISTANT TREASURER
Karen H. Sabath, SECRETARY

INVESTMENT ADVISER
BlackRock Financial Management, Inc.
345 Park Avenue
New York, NY 10154
(800) 227-7BFM

ADMINISTRATOR
Prudential Investments Fund Management LLC
Gateway Center Three
100 Mulberry Street
Newark, NJ 07102-4077

CUSTODIAN AND TRANSFER AGENT
State Street Bank and Trust Company
One Heritage Drive
North Quincy, MA 02171
(800) 699-1BFM

AUCTION AGENT
Bankers Trust Company
4 Albany Street
New York, NY 10006

INDEPENDENT AUDITORS
Deloitte & Touche LLP
Two World Financial Center
New York, NY 10281-1434

LEGAL COUNSEL
Skadden, Arps, Slate, Meagher & Flom LLP
919 Third Avenue
New York, NY 10022
     The accompanying financial statements as of April 30, 1999 were not audited and accordingly, no opinion is expressed on them.

 This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of any securities.

                       THE BLACKROCK NEW YORK INVESTMENT
                          QUALITY MUNICIPAL TRUST INC.
                c/o Prudential Investments Fund Management LLC
                              Gateway Center Three
                              100 Mulberry Street
                             Newark, NJ 07102-4077
                                 (800) 227-7BFM



--------------------------------------------------------------------------------
THE BLACKROCK
NEW YORK
INVESTMENT QUALITY
MUNICIPAL TRUST INC.
--------------------------------------------------------------------------------
SEMI-ANNUAL REPORT
APRIL 30, 1999


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